UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                       Date of Report: September 27, 2004

                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                        0-422                22-1114430
         ----------                        -----                ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Middlesex Water Company


Item. 5.02. Departure of Director or Principal Officers; Election of Director; Appointment of Principal Officers.

Announcement of Appointment of Executive Vice President as set forth in the attached press release.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                    MIDDLESEX WATER COMPANY
                                          (Registrant)





                                    s/Kenneth J. Quinn
                                    Kenneth J. Quinn
                                    General Counsel, Secretary and Treasurer


Dated: September 27, 2004

                                        2





Contact: Bernadette M. Sohler, Director of Communications  (732) 634-1500


               MIDDLESEX WATER COMPANY BOARD OF DIRECTORS APPOINTS
                    DENNIS W. DOLL EXECUTIVE VICE PRESIDENT

     ISELIN, NJ, (September 27, 2004) Middlesex Water Company (NASDAQ:MSEX) CEO and President Dennis G. Sullivan has announced that the Company's Board of Directors has appointed Dennis W. Doll as Executive Vice President. Mr. Doll brings to the company nearly 20 years of diverse experience in both regulated and non-regulated utility management and served most recently as a member of the executive management team of the Northeast Region of American Water, the nation's largest investor-owned water purveyor.

     "Mr. Doll has a solid financial management background including water and wastewater utilities, contract operations, construction and real estate as well as business process design and capital management. His strengths also include strategic planning and organizational development," said Dennis G. Sullivan. "We're looking forward to the contribution we expect Dennis to make toward helping us continue to achieve our goals of enhancing value for the benefit of our shareholders, our customers and our employees," said Mr. Sullivan.

     Mr. Doll, a Certified Public Accountant, is a graduate of Upsala College with a Bachelor of Arts Degree in Accounting and Economics.

     Middlesex Water Company, organized in 1897, is a water utility, serving customers in central and southern New Jersey and in the State of Delaware. The Company and its New Jersey subsidiaries - Pinelands Water Company, Pinelands Wastewater Company and Bayview Water Company -- are subject to the regulations of the Board of Public Utilities of the State of New Jersey. Middlesex Water operates the water and wastewater utilities for the City of Perth Amboy through its subsidiary, Utility Service Affiliates (Perth Amboy), Inc. The Company's principal Delaware subsidiary, Tidewater Utilities, Inc., is subject to the regulations of the Public Service Commission in Delaware. These companies are also subject to various Federal and State and regulatory agencies concerning water quality standards and the environment.

     For additional information regarding Middlesex Water Company, visit the Company's Web site at www.middlesexwater.com or call (732) 634-1500.
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Certain matters discussed in this press release are "forward-looking statements"
regarding the Company's results of operations and financial position. Such statements address future plans, objectives, expectations and events concerning various matters such as capital expenditures, earnings, litigation, growth potential, rate, regulatory matters, liquidity, capital resources and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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